UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32N Main Street Suite 100 Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02  Unregistered Sales of Equity Securities.

As previously disclosed, on May 17, 2021, Piedmont Lithium Limited, a public company incorporated under the laws of the State of Western Australia (“Piedmont Australia”), completed a redomiciliation (“Redomiciliation”) with Piedmont Lithium Inc., a Delaware corporation (“Piedmont Delaware), as a result of which the jurisdiction of incorporation of the ultimate parent company of Piedmont Australia and its wholly owned subsidiaries was changed from Australia to Delaware. The Redomiciliation was effected pursuant to a statutory Scheme of Arrangement under Australian law (the “Scheme”). As a result of the Redomiciliation:

•	holders of ordinary shares of Piedmont Australia (“Ordinary Shares”) received one Chess Depositary Interests (“CDI”) in Piedmont Delaware for each Ordinary Share;
•
holders of American Depository Shares of Piedmont Australia (“ADSs”), each of which previously represented 100 Ordinary Shares,  received one share of Common Stock in Piedmont Delaware (a “Common Share”) for each ADS;

•	pursuant to the Scheme, Piedmont Delaware issued a total of 15,749,533 Common Shares, including 5,904,098 Common Shares underlying the CDIs, to holders of Ordinary Shares and ADSs;
•
all of Piedmont Australia’s outstanding equity awards, including options and performance rights, were replaced with awards of Piedmont Delaware (the “New Awards”) containing comparable terms, other than adjustments to provide that such awards are with respect to Common Shares and adjustments to the number of underlying shares and exercise prices to reflect the Redomiciliation ratio of one Common Share for each 100 Ordinary Shares.

The Common Shares and New Awards issued pursuant to the Scheme were exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: May 21, 2021		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	Chief Executive Officer